UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2019

Colfax Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-34045	54-1887631
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

 420 National Business Parkway, 5th Floor
Annapolis Junction, MD 20701
(Address of Principal Executive Offices) (Zip Code)

(301) 323-9000
(Registrant's telephone number, including area code)

 Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CFX	New York Stock Exchange
5.75% Tangible Equity Units	CFXA	New York Stock Exchange

Item 2.02. Results of Operations and Financial Condition.

On October 31, 2019, Colfax Corporation issued a press release reporting financial results for the third quarter ended September 27, 2019. A copy of Colfax Corporation's press release is attached to this report as Exhibit 99.1 and is incorporated in this report by reference. Colfax Corporation has scheduled a conference call for 8:00 a.m. Eastern on October 31, 2019 to discuss its financial results.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

99.1 Colfax Corporation press release dated October 31, 2019, reporting financial results for the third quarter ended September 27, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 31, 2019		Colfax Corporation
		By:	/s/ Christopher M. Hix
		Name:	Christopher M. Hix
		Title:	Senior Vice President, Finance,
Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

99.1 Colfax Corporation press release dated October 31, 2019, reporting financial results for the third quarter ended September 27, 2019.